UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 26, 2004

Date of Report (Date of earliest event reported):

SuperGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd, Suite 200, Dublin, California		94568
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (925) 560-0100

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits

99.1                         Press release dated February 26, 2004, announcing financial results for the quarter and year ended December 31, 2003 (solely furnished and not filed herewith, pursuant to Item 12).

Item 12.  Results of Operations and Financial Condition.

On February 26, 2004, SuperGen, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

 In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

Date: February 26, 2004	By:	/s/ Michael Molkentin
Michael Molkentin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 26, 2004, announcing financial results for the quarter and year ended December 31, 2003 (solely furnished and not filed herewith, pursuant to Item 12).